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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

              [X] CURRENT PERIOD PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) September 4, 1997

Commission File No. 0-25020

                              HERITAGE OAKS BANCORP
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               (Exact name of registrant as specified in charter)

                               STATE OF CALIFORNIA
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         (State or other jurisdiction of incorporation or organization)

                                   77-0388249
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                      (I.R.S. Employer Identification Code)

                     545 12th STREET, PASO ROBLES, CA  93446
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                          (Address of principal office)

                                 (805) 239-5200
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              (Registrant's telephone number, including area code)


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Item 5: Other Event

On September 4, 1997, the Board of Director's declared a three-for-two stock split. The record date for the split is October 15, 1997 and will be distributed on November 5, 1997.


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


HERITAGE OAKS BANCORP

DATE:     October 1, 1997


                                             /s/ LAWRENCE P. WARD
                                            -------------------------------
                                             Lawrence P. Ward
                                             President
                                             Chief Executive Officer


                                             /s/ ROBERT E. BLOCH
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                                             Robert E. Bloch
                                             Chief Financial Officer
                                             Executive Vice President